UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: August 26, 2014

Exact Name of Registrant	Commission	I.R.S. Employer
as Specified in Its Charter	File Number	Identification No.
Hawaiian Electric Industries, Inc.	1-8503	99-0208097
Hawaiian Electric Company, Inc.	1-4955	99-0040500

State of Hawaii
(State or other jurisdiction of incorporation)

1001 Bishop Street, Suite 2900, Honolulu, Hawaii  96813 - Hawaiian Electric Industries, Inc. (HEI)
900 Richards Street, Honolulu, Hawaii  96813 - Hawaiian Electric Company, Inc. (Hawaiian Electric)
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:

(808) 543-5662 - HEI
(808) 543-7771 - Hawaiian Electric

None
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On August 26, 2014, Hawaiian Electric, a wholly-owned subsidiary of HEI, and its subsidiaries, Hawaii Electric Light Company, Inc. (Hawaii Electric Light) and Maui Electric Company, Limited (Maui Electric), filed proposed plans for Hawaii’s energy future with the Public Utilities Commission of the State of Hawaii (PUC), as required by regulatory orders issued by the PUC in April 2014.
The specific filings are:

•	Hawaiian Electric Power Supply Improvement Plan (Docket No. 2011-0206)

•	Maui Electric Power Supply Improvement Plan (Docket No. 2011-0092)

•	Hawaii Electric Light Power Supply Improvement Plan (Docket No. 2012-0212)

•	Hawaiian Electric Companies Distributed Generation Interconnection Plan (Docket No. 2011-0206)

•	Hawaiian Electric Companies Integrated Interconnection Queue Plan (Docket No. 2011-0206)
The filings listed above can be accessed by clicking “Selected PUC Filings” on the Investor Relations page of HEI’s website (www.hei.com). Alternatively, please visit http://selectedpucfilings.hei.com. These docketed filings are also made available by the PUC on its website at http://dms.puc.hawaii.gov/dms.
On August 7, 2014, the PUC opened a new proceeding (Docket No. 2014-0183) for the purpose of reviewing the Hawaiian Electric Companies’ Power Supply Improvement Plans (PSIPs) that were filed on August 26, 2014. The PSIPs filed in the individual dockets, as listed above, will be consolidated and transferred to this new docket.
As a result of these filings, on August 26, 2014, HEI issued a news release, “Hawaiian Electric Companies submit plans for Hawaii’s Energy Future.” This news release is furnished as Exhibit 99 and is hereby incorporated by reference into this Item 7.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99	News release, dated August 26, 2014, “Hawaiian Electric Companies submit plans for Hawaii’s Energy Future”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.

HAWAIIAN ELECTRIC INDUSTRIES, INC.	HAWAIIAN ELECTRIC COMPANY, INC.
(Registrant)	(Registrant)
/s/ James A. Ajello	/s/ Tayne S. Y. Sekimura
James A. Ajello	Tayne S. Y. Sekimura
Executive Vice President and	Senior Vice President and
Chief Financial Officer	Chief Financial Officer

Date: August 27, 2014	Date: August 27, 2014

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